                                                                    EXHIBIT 24.2

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 24th day of May, 1996.

                                          Xionics Document Technologies, Inc.

                                          By: /s/  Robert E. Gilkes

                                            ------------------------------------
                                            Robert E. Gilkes
                                            President and
                                            Chief Executive Officer

                        POWER OF ATTORNEY AND SIGNATURES

     Each person whose signature appears below hereby appoint each of Robert Downs and Gerard T. Feeney severally, acting alone and without the other, his true and lawful attorneys-in-fact with the authority to execute in the name of each such person, any and all amendments (including without limitation, post-effective amendments) to this Registration Statement on Form S-1, to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act, and to file such registration statements with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, necessary or advisable to enable the registrant to comply with the Securities Act, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorneys-in-fact executing the same deems appropriate.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

               SIGNATURE                                   TITLE                        DATE
- ----------------------------------------   -------------------------------------   --------------
                                           President and Chief Executive            May 24, 1996
- ----------------------------------------   Officer; Director (principal
Robert E. Gilkes                           executive officer)
                                           Director                                 May 24, 1996
- ----------------------------------------
Richard A. D'Amore
/s/  Ronald D. Fisher                      Director                                 May 24, 1996
- ----------------------------------------
Ronald D. Fisher
                                           Director                                 May 24 1996
- ----------------------------------------
David R. Skok
                                           Director                                 May 24, 1996
- ----------------------------------------
Paul R. Low
                                           Director                                 May 24, 1996
- ----------------------------------------
Thomas A. St. Germain
                                           Vice President-Finance, Chief            May 24, 1996
- ----------------------------------------   Financial Officer, Treasurer
Gerard T. Feeney                           (principal financial and accounting
                                           officer)